Van Kampen Trust for Investment Grade New York Municipals
                          Item 77(O) 10F-3 Transactions
                         May 1, 2006 - October 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Tribor  6/9/0    -     $103.6 $200,00  5,000,    2.50%  1.25%    UBS      UBS
 ough     6              9     0,000     000                    Invest
Bridge                                                           ment
   &                                                            Bank,
Tunnel                                                          Bear,
Author                                                          Stearn
  ity                                                            s &
Series                                                           Co.
 2006A                                                           Inc,
                                                                Citigr
                                                                 oup,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & CO.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                 N.A.

                                                                JPMorg
                                                                 an,
  NYS   6/9/0    -     $104.3 $447,06  7,500,    1.68%  1.87%    A.G.   JPMorg
Enviro    6              9     0,000     000                    Edward    an
nmenta                                                            s,
   l                                                            Bear,
Facili                                                          Stearn
 ties                                                            s &
 Corp                                                            CO.
Revenu                                                          Inc.,
   e                                                            Goldma
 Bonds                                                            n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Citigr
                                                                 oup,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation

                                                                Citigr
Metrop  7/13/    -     $101.6 $475,00  5,000,    1.05%  1.25%    oup,    Bear
olitan    06             1     0,000     000                    JPMorg  Stearn
Transp                                                           an,       s
ortati                                                          Bear,
  on                                                            Stearn
Author                                                           s &
ity of                                                           Co.
  New                                                           Inc.,
 York,                                                          Lehman
Series                                                          Brothe
   A                                                             rs,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                l Inc,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                 N.A.
                                                                Citigr
Metrop  7/13/    -     $102.8 $475,00  5,000,    1.05%  1.25%    oup,    Bear
olitan    06             4     0,000     000                    JPMorg  Stearn
Transp                                                           an,       s
ortati                                                          Bear,
  on                                                            Stearn
Author                                                           s &
ity of                                                           Co.
  New                                                           Inc.,
 York,                                                          Lehman
Series                                                          Brothe
   A                                                             rs,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                l Inc,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                 N.A.